                                                                   EXHIBIT 4.10



                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

                                      among

                              DOMESTIC SUBSIDIARIES
                                       OF
                              COLTEC INDUSTRIES INC

                                       and

                             BANKERS TRUST COMPANY,
                               as Collateral Agent

                           Dated as of March 24, 1992

                                       and

                              AMENDED AND RESTATED

                                      as of

                                December 18, 1996

                                       and

                          FURTHER AMENDED AND RESTATED

                                      as of

                                 March 16, 1998

                                TABLE OF CONTENTS


                                                                                                                    Page



ARTICLE I
         SECURITY INTERESTS.......................................................................................    3

         1.1.Grant of Security Interests..........................................................................    3
         1.2.Power of Attorney....................................................................................    4

ARTICLE II
         GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.......................................................     4

         2.1.Necessary Filings...................................................................................     4
         2.2.No Liens............................................................................................     4
         2.3.Other Financing Statements..........................................................................     5
         2.4.Chief Executive Office; Records.....................................................................     5
         2.5.Location of Inventory and Equipment.................................................................     6
         2.6.Recourse............................................................................................     6
         2.7.Trade Names; Change of Name.........................................................................     6

ARTICLE III
         SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS.................................     7

         3.1.Additional Representations and Warranties...........................................................     7
         3.2.Maintenance of Records..............................................................................     7
         3.3.Direction to Account Debtors; Contracting Parties; etc..............................................     8
         3.4.Modification of Terms; etc..........................................................................     8
         3.5.Collection..........................................................................................     8
         3.6.Instruments.........................................................................................     8
         3.7.Government Contracts................................................................................     9
         3.8.Assignment of Claims Act Notices....................................................................     9
         3.9.Further Actions.....................................................................................    10

ARTICLE IV
         SPECIAL PROVISIONS CONCERNING MARKS.....................................................................    10

         4.1.Additional Representations and Warranties...........................................................    10
         4.2.Licenses and Assignments............................................................................    10
         4.3.Infringements.......................................................................................    10
         4.4.Preservation of Marks...............................................................................    11
         4.5.Maintenance of Registration.........................................................................    11
         4.6.Future Registered Marks.............................................................................    11
         4.7.Remedies............................................................................................    11

                                      (i)

                                   ARTICLE V
                         SPECIAL PROVISIONS CONCERNING

                                                                                                                   Page

PATENTS AND COPYRIGHTS ..........................................................................................    12

         5.1.Additional Representations and Warranties...........................................................    12
         5.2.Licenses and Assignments............................................................................    12
         5.3.Infringements.......................................................................................    12
         5.4.Maintenance of Patents..............................................................................    12
         5.5.Prosecution of Patent Application...................................................................    12
         5.6.Other Patents and Copyrights........................................................................    13
         5.7.Remedies............................................................................................    13

ARTICLE VI
         PROVISIONS CONCERNING ALL COLLATERAL....................................................................    13

         6.1.Protection of Collateral Agent's Security...........................................................    13
         6.2.Warehouse Receipts Non-negotiable...................................................................    14
         6.3.Further Actions.....................................................................................    14
         6.4.Financing Statements................................................................................    14

ARTICLE VII
         REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT............................................................    14

         7.1.Remedies; Obtaining the Collateral Upon Default.....................................................    14
         7.2.Remedies; Disposition of the Collateral.............................................................    15
         7.3.Waiver of Claims....................................................................................    16
         7.4.Application of Proceeds.............................................................................    17
         7.5.Remedies Cumulative.................................................................................    19
         7.6.Discontinuance of Proceedings.......................................................................    20
         7.7.Purchasers Of Collateral............................................................................    20

ARTICLE VIII
         INDEMNITY...............................................................................................    20

         8.1.Indemnity...........................................................................................    20
         8.2.Indemnity Obligations Secured by Collateral; Survival...............................................    21

ARTICLE IX
         DEFINITIONS.............................................................................................    22


ARTICLE X
         THE COLLATERAL AGENT....................................................................................    28

         10.1.Appointment........................................................................................    28
         10.2.Nature of Duties...................................................................................    28
         10.3.Lack of Reliance on the Collateral Agent...........................................................    29
         10.4.Certain Rights of the Collateral Agent.............................................................    29


                                      (ii)

                                                                                                                    Page

         10.5.Reliance...........................................................................................    30
         10.6.Indemnification....................................................................................    30
         10.7.The Collateral Agent in its Individual Capacity....................................................    31
         10.8.Holders............................................................................................    31
         10.9.Resignation by the Collateral Agent................................................................    31
         10.10.Fees and Expenses of Collateral Agent.............................................................    32

ARTICLE XI
         MISCELLANEOUS...........................................................................................    32

         11.1.Notices............................................................................................    32
         11.2.Waiver; Amendment..................................................................................    33
         11.3.Obligations Absolute; Subrogation..................................................................    34
         11.4.Successors and Assigns.............................................................................    34
         11.5.Headings Descriptive...............................................................................    35
         11.6.Severability.......................................................................................    35
         11.7.GOVERNING LAW......................................................................................    35
         11.8.Assignors' Duties..................................................................................    35
         11.9.Termination; Release...............................................................................    35



         ANNEX A  Schedule of Permitted Filings
         ANNEX B  Schedule of Chief Executive Offices
         ANNEX C  Schedule of Record Locations
         ANNEX D  Schedule of Inventory and Equipment Locations
         ANNEX E  Schedule of Trade, Fictitious and Other Names
         ANNEX F  Schedule of Marks
         ANNEX G  Schedule of Patents and Applications
         ANNEX H  Schedule of Copyrights and Applications



                                     (iii)

              AMENDED AND RESTATED SUBSIDIARIES SECURITY AGREEMENT


                  SECURITY AGREEMENT (this "Agreement"), dated as of March 24, 1992, amended and restated as of December 18, 1996 and further amended and restated as of March 16, 1998, among each DOMESTIC SUBSIDIARY of COLTEC INDUSTRIES INC whose name appears on the signature pages hereto (each an "Assignor" and collectively, the "Assignors") and BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the benefit of the Secured Creditors (as defined below) (except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined).


                              W I T N E S S E T H :


                  WHEREAS, Coltec Industries Inc (the "Company"), Coltec Aerospace Canada Ltd., the financial institutions (the "Banks") from time to time party thereto, Bank of America National Trust and Savings Association, as Documentation Agent (in such capacity, the "Documentation Agent"), The Chase Manhattan Bank, as Syndication Agent (in such capacity, the "Syndication Agent"), Bank of Montreal, as Canadian Paying Agent (in such capacity, the "Canadian Paying Agent"), and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent" and together with the Pledgee, the Documentation Agent, the Syndication Agent, the Canadian Paying Agent and the Banks and their respective successors and assigns, and together with any other financial institutions from time to time party to the Credit Agreement hereinafter referred to, the "Bank Creditors"), have entered into a Credit Agreement, dated as of March 24, 1992, and amended and restated as of January 11, 1994, and further amended and restated as of December 18, 1996 and as further amended, providing for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit, all as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same has been, and may from time to time in the future be, amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional guarantors or additional borrowers thereunder that are Subsidiaries of the Company and whose obligations are guaranteed by the Company thereunder or any increase in the amount borrowed) all or any portion of, the Indebtedness under such agreement or any successor agreements, whether or not with the same agent, trustee, representative, financial institutions or holders; provided, that with respect to any agreement providing for the refinancing or replacement of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing or replacement Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing or replacement, Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Company to the Collateral Agent);

                  WHEREAS, the Company and its Subsidiaries may at any time and from time to time enter into, or guaranty, one or more of the following agreements: (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements),
(ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements") with one or more Bank Creditors or affiliates of Bank Creditors (each such Bank Creditor or affiliate, even if the respective Bank Creditor subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank Creditor's or affiliate's successors and assigns, collectively, the "Interest Rate Protection Creditors");

                  WHEREAS, the Company may issue New Senior Notes and New Senior Exchange Notes as provided in the Credit Agreement that may be (to the extent permitted pursuant to the Credit Agreement) (x) guaranteed by various of the Assignors pursuant to a subsidiary guarantee (the "Senior Note Subsidiaries Guaranty") and (y) equally and ratably secured hereunder with the Credit Agreement Obligations as hereinafter provided (with any holders of New Senior Notes and New Senior Exchange Notes from time to time being herein collectively called "Senior Noteholders" and with all documentation evidencing any New Senior Notes or New Senior Exchange Notes, including without limitation the indenture and any Senior Note Subsidiaries Guaranty to be entered into in connection with the New Senior Notes, being herein called "Senior Note Documents");

                  WHEREAS, each Assignor is a direct or indirect Subsidiary of the Company and, as such, will receive benefits from the above-described extensions of credit;

                  WHEREAS, each Assignor has entered into a guaranty dated as of March 24, 1992 and amended and restated as of December 18, 1996 (the "Subsidiaries Guaranty") pursuant to which each Assignor has unconditionally guaranteed any and all obligations and liabilities of the Company under, or with respect to, the Credit Documents and the Interest Rate Protection or Other Hedging Agreements;

                  WHEREAS, certain of the Assignors have heretofore entered into a Security Agreement, dated as of March 24, 1992 (as amended, modified or supplemented prior to the date hereof, the "Original Subsidiaries Security Agreement");

                  WHEREAS, it is a condition to the extensions of credit under the Credit Agreement and to the obligations of the initial purchasers of the New Senior Notes under the purchase agreement to be entered into in connection with the issuance by the Company of the

New Senior Notes that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, each Assignor desires to execute this Agreement to
(i) satisfy the condition described in the preceding paragraph and (ii) amend and restate the Original Subsidiaries Security Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Assignor under the Credit Agreement and under the purchase agreement to be entered into in connection with the issuance by the Company of the New Senior Notes, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the ratable benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the ratable benefit of the Secured Creditors as follows:

                                    ARTICLE I
                               SECURITY INTERESTS

                  1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the ratable benefit of the Bank Creditors, the Interest Rate Protection Creditors and the Senior Noteholders, in each case to the extent from time to time holding Obligations of such Assignor secured hereunder (collectively, and together with the Collateral Agent, the "Secured Creditors"), a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and Liens permitted under Section 9.01 of the Credit Agreement) in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable,
(ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) the Cash Collateral Account established for each Assignor and all moneys, securities and instruments deposited or required to be deposited in such Cash Collateral Account, (v) all Equipment, (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vii) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (viii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, trade secrets, (ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities and any other capital stock or promissory notes not required to be pledged pursuant to the Subsidiaries Pledge Agreement) and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral"); provided, however that to the extent that any Contract may be terminated (in accordance with the terms thereof after giving effect to any applicable laws) in the event of granting of a security interest therein, or in the event the granting of a security interest in any Contract shall violate applicable law, then the security interest granted hereby shall be limited to the extent necessary so that such Contract may not be so terminated or no such violation of law shall exist, as the case may be.

                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

                  (c) If (i) a Bankruptcy Default or Notified Acceleration Event has occurred and is continuing or (ii) any other Event of Default or Acceleration Event has occurred and is continuing, but in the case of this clause (ii) only if, and to the extent that, the Collateral Agent (acting at the direction of the Required Secured Creditors) has given notice to any of the Assignors to take the actions specified below in this sentence, then in either such case all cash Proceeds of, and cash payments received in respect of, Collateral shall be paid by such Assignor (or the respective payor) directly to the Cash Collateral Account or as otherwise directed by the Collateral Agent. At any time while the circumstances described in the immediately preceding sentence do not exist, all cash payments received in respect of the Collateral (including without limitation all payments received in respect of Receivables and Contracts, or in payment for sales of Inventory, but excluding cash Proceeds of sales of other Collateral unless the respective sale and release of Collateral is permitted pursuant to this Agreement and the Credit Agreement) shall be paid to the respective Assignor.

                  1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise), in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

                                   ARTICLE II
                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement and the occurrence of the Restatement Effective Date, as follows:

                  2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interests granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been or shall have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes or shall constitute a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to the security interests evidenced by the financing statements disclosed on Annex A hereto, but only to the respective date, if any, set forth on Annex A (the "Permitted Filings") and to any other Liens permitted under Section 9.01 of the Credit Agreement) and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                  2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby, permitted under Section 9.01 of the Credit Agreement or evidenced by the Permitted Filings), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                  2.3. Other Financing Statements. As of the Restatement Effective Date, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A hereto or to the extent filed after the Effective Date so long as the respective such filing did not (and the Lien evidenced thereby did not) violate the applicable provisions of the Original Credit Agreement, and so long as the Total Commitment has not been terminated or any Letter of Credit or Note remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection or Other Hedging Agreement remains in effect or any obligations are owed with respect thereto, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or as otherwise permitted pursuant to Section 9.01 of the Credit Agreement.

                  2.4. Chief Executive Office; Records. The chief executive office of such Assignor is located at the address set forth for each such Assignor on Annex B hereto. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Annex C hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4, provided that, so long as (x) true and correct copies of all documents evidencing such Receivables and Contract Rights and copies of such books and records are kept at the chief executive office of such Assignor or at such other locations shown on Annex C hereto and (y) the failure to maintain any original copies of the foregoing at such locations could not have an adverse effect upon the validity, perfection or priority of any security interest granted hereunder, such Assignor shall be permitted to keep original copies of the foregoing at other locations to be determined in a manner consistent with its past practices. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. Such Assignor shall not establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                  2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by such Assignor is located at one of the locations shown on Annex D hereto for such Assignor. Such Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex D hereto for such Assignor, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Such Assignor may establish a new location for Inventory and Equipment only if (i) it shall give to the Collateral Agent written notice of such new location as promptly as practicable and in no event later than 60 days after the establishment thereof, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, as promptly as practicable and in no event later than 75 days after the establishment thereof, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                  2.6. Recourse. This Agreement is made with full recourse to such Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection or Other Hedging Agreements, the Senior Note Documents and otherwise in writing in connection herewith or therewith.

                  2.7. Trade Names; Change of Name. Such Assignor does not have or operate in any jurisdiction under, or in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade, fictitious or other names as are listed on Annex E hereto for such Assignor. Such Assignor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex E hereto for such Assignor and new names (including, without limitation, any names of divisions or operations) established in accordance with the last sentence of this Section
2.7. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                                   ARTICLE III
                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that (x) such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), and (iii) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction and (y) there is no fact or circumstance known to such Assignor which would suggest that any such Receivable (i) will not represent the genuine, legal, valid and binding obligation of such account debtor or (ii) will not evidence true and valid obligations, enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and each Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon demand. Upon the occurrence and during the continuance of any of the conditions specified in the first sentence of Section 1.1(c) of this Agreement, and upon the request of the Collateral Agent, each Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). If the Collateral Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of the conditions described in the first sentence of Section 1.1(c) of this Agreement, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account established for such Assignor, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clauses (x) and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent that such Assignor might have done. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in
Section 7.4 of this Agreement. The reasonable costs and expenses (including attorneys' fees) of collection, whether incurred by such Assignor or the Collateral Agent, shall be borne by such Assignor.

                  3.4. Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5 and except, so long as none of the conditions described in the first sentence of Section 1.1(c) shall occur and be continuing, such modifications, adjustments and sales effected by each Assignor in the ordinary course of business consistent with past practice. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

                  3.5. Collection. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, at any time when payments in respect of Receivables and Contracts may be made to any Assignor in accordance with the second sentence of Section 1.1(c) of this Agreement, each Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which each Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by such Assignor or the Collateral Agent, shall be borne by such Assignor.

                  3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within 10 days after such acquisition, notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the

Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

                  3.7. Government Contracts. (a) Such Assignor hereby covenants and agrees that promptly after any request by the Collateral Agent, such Assignor will provide to the Collateral Agent (i) notice setting forth in reasonable detail all Government Contracts with respect to which such Assignor reasonably expects to receive payments or other consideration with a value in excess of $500,000 to which such Assignor is a party at such time, and (ii) with respect to each Government Contract referred to in clause (i) above, (a) the true and correct GC Notice Recipient and (b) the anticipated annual gross revenue under such Government Contract.

                  (b) Each Assignor hereby covenants and agrees that, at the request of the Collateral Agent, as promptly as practicable and in any event within 60 days following its entering into any Government Contract (other than a Restricted Government Contract) with respect to which such Assignor reasonably expects to receive payments or other consideration with a value in excess of $500,000 after the date of such request, such Assignor shall notify the Collateral Agent thereof, which notice shall set forth (i) each GC Notice Recipient with respect to such Government Contract and (ii) the anticipated gross revenue under such Government Contract.

                  (c) Each Assignor agrees that promptly upon obtaining knowledge that any of the information provided to the Collateral Agent pursuant to Section 3.7(a) or (b) with respect to such Assignor has changed, it shall give written notice of such change to the Collateral Agent.

                  (d) Each Assignor hereby covenants and agrees that it will not enter into any Restricted Government Contract unless such Assignor (i) determines in good faith that it must agree to a prohibition on the assignment of Receivables arising under such Government Contract in order to obtain such Government Contract and (ii) gives the Collateral Agent at least 10 Business Days' prior written notice of its intention to enter into such Restricted Government Contract.

                  3.8. Assignment of Claims Act Notices. (a) Upon the occurrence and during the continuance of any of the conditions described in the first sentence of Section 1.1(c) of this Agreement, and if the Collateral Agent so directs any Assignor, such Assignor shall prepare and deliver to the Collateral Agent, with respect to each Government Contract to which such Assignor is a party on the date of such request, (i) a written notice of the assignment contained herein, each of which notices shall be in form and substance satisfactory to the Collateral Agent (each such notice, an "Assignment of Claims Act Notice") and (ii) an executed, attested and sealed (but undated) instrument of assignment, each of which instruments shall be in form and substance satisfactory to the Collateral Agent (each such instrument, an "Instrument of Assignment"). At any time after the occurrence and during the continuance of any of the conditions described in the first sentence of Section 1.1(c), each Assignor shall, upon five Business Days' notice from the Collateral Agent, file on behalf of the Collateral Agent an Assignment of Claims Act Notice (by certified mail, return receipt requested, or in such other manner acceptable to the Collateral Agent), together with three copies thereof and a true copy of the corresponding Instrument of Assignment, with each GC Notice Recipient with respect to each Government Contract of such Assignor as shall be designated from time to time by the Collateral Agent. Each

Assignor hereby further agrees that the Collateral Agent may at any time after the occurrence and during the continuance of any of the conditions described in the first sentence of 1.1(c) directly file the notices and instruments of assignment described in this Section 3.8.

                  (b) Each Assignor acknowledges and agrees that each Instrument of Assignment is supplemental to, and not in substitution for, the terms and provisions of this Agreement.

                  3.9. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent, or the GC Notice Recipients with respect to any Government Contract, from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV
                       SPECIAL PROVISIONS CONCERNING MARKS

                  4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of the Marks listed under its name in Annex F hereto and that said listed Marks include all the United States registered in the United States Patent and Trademark Office that such Assignor now owns in connection with its business. Each Assignor represents and warrants that it owns or is licensed to use all Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any mark. Each Assignor represents and warrants that it is the owner of record of all U.S. Trademark registrations listed under its name in Annex F hereto and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of (i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Secured Creditors have so directed, any document which may be required by the U.S. Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

                  4.2. Licenses and Assignments. Except as otherwise expressly permitted in the Credit Agreement, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent (which approval shall not be unreasonably withheld).

                  4.3. Infringements. Except as otherwise expressly permitted in the Credit Agreement, each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who, in any material respect, may be infringing or otherwise violating any of the respective Assignor's rights in and to any significant Mark, or with respect to any party claiming that such Assignor's use of any significant Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing, in any material respect, any significant Mark.

                  4.4. Preservation of Marks. Except as otherwise expressly permitted in the Credit Agreement, each Assignor agrees to use its significant Marks in interstate or foreign commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

                  4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Sections 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its significant Marks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent. Each Assignor agrees to notify the Collateral Agent not later than 6 months prior to the dates on which the affidavits of use or the applications for renewal registration are due with respect to any significant Mark that the affidavits of use or the renewal is being processed.

                  4.6. Future Registered Marks. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate such Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  4.7. Remedies. If there shall occur and be continuing (i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Secured Creditors have so directed, the Collateral Agent may, by written notice to the applicable Assignors, take any or all of the following actions: (i) declare the entire right, title and interest of the respective Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of the respective Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct the respective Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

                                    ARTICLE V
                          SPECIAL PROVISIONS CONCERNING
                             PATENTS AND COPYRIGHTS

                  5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed under its name in Annex H hereto and in the Copyrights listed under its name in Annex G hereto, that said Patents include all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications for United States copyrights that such Assignor now owns. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now uses or practices under. Each Assignor further warrants that it is aware of no third-party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign upon the occurrence and during the continuance of (i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Secured Creditors have so directed, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

                  5.2. Licenses and Assignments. Except as otherwise expressly permitted in the Credit Agreement, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent (which approval shall not be unreasonably withheld).

                  5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other material violation of such Assignor's rights in any significant Patent or Copyright, or with respect to any claim that practice of any significant Patent or Copyright violates any property right of that party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing, in any material respect any significant Patent or Copyright.

                  5.4. Maintenance of Patents. Except as otherwise expressly permitted in the Credit Agreement, at its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. Section 41 to maintain in force rights under each Patent.

                  5.5. Prosecution of Patent Application. Except as otherwise expressly permitted in the Credit Agreement, at its own expense, each Assignor shall diligently prosecute all applications for United States patents listed under its name in Annex G hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent.

                  5.6. Other Patents and Copyrights. Within 30 days of acquisition of a United States Patent or Copyright, or of filing of an application for a United States Patent or Copyright, the respective Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  5.7. Remedies. If there shall occur and be continuing (i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Secured Creditors have so directed, the Collateral Agent may by written notice to the applicable Assignors, take any or all of the following actions: (i) declare the entire right, title, and interest of the respective Assignor in each of the Patents and Copyrights vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct the respective Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI
                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1. Protection of Collateral Agent's Security. No Assignor will do anything to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates or certified copies thereof with respect to such insurance (and any other insurance maintained by each Assignor) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee), (ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors and
(iv) and shall be deposited with the Collateral Agent. If any Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent may apply any proceeds of such insurance in accordance with Section 7.4. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

                  6.2. Warehouse Receipts Non-negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses. Each Assignor authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                   ARTICLE VII
                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if there shall have occurred and be continuing (i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause (ii) only to the extent the Required Secured Creditors have so directed, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may also:

                  (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from any Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and

                  (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral; and

                  (c) withdraw all moneys, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section 7.4; and

                  (d) sell, assign or otherwise liquidate, or direct any Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                  (e) take possession of the Collateral or any part thereof, by directing any Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                           (i) forthwith cause the same to be moved to the place
                  or places so designated by the Collateral Agent and there delivered to the Collateral Agent, and

                           (ii) store and keep any Collateral so delivered to
                  the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2, and

                           (iii) while the Collateral shall be so stored and
                  kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

                  (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

         it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

                  7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of such Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the Secured Creditors may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to any Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to any Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

                  7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

                  (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of any Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                  7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent a Mortgage to which any Assignor is a party requires proceeds of Collateral under such Mortgage to be applied in accordance with the provisions of this Agreement, the Mortgagee under such Mortgage) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                           (i) first, to the payment of all Obligations owing
                  the Collateral Agent of the type described in clauses (iv) and
                  (v) of the definition of "Obligations";

                           (ii) second, to the extent proceeds remain after the
                  application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as defined below) shall be paid to the Secured Creditors as provided in
                  Section 7.4(e), with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

                            (iii) third, to the extent proceeds remain after the
                  application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations (as defined below) shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                             (iv) fourth, to the extent proceeds remain after
                  the application pursuant to the preceding clauses (i) through
                  (iii), inclusive, and following the termination of this Agreement pursuant to Section 11.9(a) hereof, to the respective Assignor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement (w) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount, without duplication, of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (x) "Primary Obligations" shall mean

(i) in the case of the Credit Agreement Obligations, all Obligations arising out of or in connection with (including, without limitation, as obligor or guarantor, as the case may be) the principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued under the Credit Agreement and outstanding, and all Fees outstanding and unpaid at the relevant time, (ii) in the case of the Senior Note Obligations, all Obligations secured hereby arising out of or in connection with the principal of, and interest on, the New Senior Notes and the New Senior Exchange Notes and (iii) in the case of the Interest Rate Protection Obligations, all Obligations arising out of or in connection with (including, without limitation, as a direct obligor or a guarantor, as the case may be) Interest Rate Protection or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (y) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Paying Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Paying Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

                  (e) Except as set forth in Section 7.4(d) hereof, all payments required to be made hereunder shall be made (x) if to the Bank Creditors, to the Paying Agent under the Credit Agreement for the account of the Bank Creditors and (y) if to any other Secured Creditors (other than the Collateral Agent), to the trustee, paying agent or other similar representative (each a "Representative") for such Secured Creditors or, in the absence of such a Representative, directly to the other Secured Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Paying Agent under the Credit Agreement and (ii) the Representative for any other Secured Creditors or, in the absence of such a Representative, upon the respective Secured Creditors for a determination (which the Paying Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide, upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Representative for any Secured Creditor or directly from a Secured Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection or Other Hedging Agreements are in existence.

                  (g) It is understood and agreed that each Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

Notwithstanding anything to the contrary in this Agreement, (i) all actions required or permitted to be taken under this Agreement by the Senior Noteholders shall be so taken only by the trustee under the indenture under which the Senior Notes were issued on behalf of the Senior Noteholders (the "Senior Notes Trustee") as directed by the Senior Noteholders and (ii) all payments required to be made with respect to the Senior Note Obligations shall be paid to the Senior Notes Trustee, and the Collateral Agent shall be entitled (but not required) to conclusively rely upon and act in accordance with any instructions from the Senior Notes Trustee subject to the terms and conditions of this Agreement and to assume that such instructions are being given in accordance with such indenture

                  7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, or any other Secured Debt Document now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment. The Secured Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually or as a group, directly or indirectly, to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby or to cause the Collateral Agent or the Required Secured Creditors to take or cause to be taken any action in respect of this Agreement (except as expressly contemplated hereby), it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent for the ratable benefit of all Secured Creditors upon the terms and conditions of this Agreement, it being further understood and agreed that nothing in this Agreement shall affect the rights of the Secured Creditors to accelerate their respective Obligations in accordance with their respective Secured Debt Documents.

                  7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case each Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                  7.7. Purchasers Of Collateral. Upon any sale of the Collateral by the Collateral Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of sale proceeds by the Collateral Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                                  ARTICLE VIII
                                    INDEMNITY

                  8.1. Indemnity. (a) Each Assignor hereby jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor (other than the Senior Noteholders) and their respective successors, assigns, employees, agents, servants and Representatives (including the Administrative Agent) hereunder (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Document or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Assignors shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignors of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a), each Assignor hereby jointly and severally agrees to pay, or reimburse, the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because any Assignor shall have failed to comply with its obligations under this Agreement or any other Secured Debt Document), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1(a) or (b), each Assignor hereby jointly and severally agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement or any other Secured Debt Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Document.

                  (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the full payment of all the New Senior Notes and the New Senior Exchange Notes issued under the Senior Note Documents, the termination of all Interest Rate Protection or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX
                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Acceleration Event" shall mean the acceleration prior to the stated final maturity, or the failure to pay at the stated final maturity, of
(i) Obligations representing principal of, or interest on, extensions of credit (including, without limitation, all Letter of Credit Outstandings) pursuant to the Credit Agreement, (ii) Obligations representing principal of, or interest on, the New Senior Notes or the New Senior Exchange Notes or (iii) any Interest Rate Protection Obligations if such Interest Rate Protection Obligations aggregate at least $10,000,000 in amount, provided that, in each case, any such Acceleration Event shall cease to exist upon payment in full of the Obligations so accelerated or not paid.

                  "Administrative Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                  "Assignment of Claims Act Notice" shall have the meaning provided in Section 3.8 of this Agreement.

                  "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

                  "Bank Creditor" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Bankruptcy Default" shall mean any Default or Event of Default with respect to the Company pursuant to Section 10.05 of the Credit Agreement.

                  "Banks" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Cash Collateral Account" shall mean the non- interest bearing cash collateral account maintained with the Collateral Agent for the benefit of the Secured Creditors, with one such account to be established for each Assignor.

                  "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Class" shall have the meaning provided in Section 11.2 to this Agreement.

                  "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

                  "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Company" shall have the meaning provided in the first paragraph of this Agreement.

                  "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

                  "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, (i) each partnership agreement to which such Assignor is a party, (ii) any Interest Rate Protection or Other Hedging Agreements and (iii) any Government Contracts).

                  "Copyrights" shall mean any United States copyright which any Assignor now or hereafter has registered with the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by any Assignor.

                  "Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documentation Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by each Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by each Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default at any time under, and as defined in, any of the Credit Agreement and the Senior Note Documents and any payment default (after the expiration of any applicable grace period) on any of the Obligations secured hereunder at such time.

                  "GC Notice Recipient" shall mean each (i) contracting officer, or the head of the respective U.S. government department or agency relating to such Government Contract, (ii) surety or sureties upon the bond or bonds, if any, relating to such Government Contract, and (iii) disbursing officer, if any, designated in such Government Contract to make payment.

                  "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of any Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement to which such Assignor is a party or with respect to any partnership of which such Assignor is a partner.

                  "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Government Contract" shall mean all Contracts between any Assignor and the United States of America or any agency or department thereof.

                  "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

                  "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that "Instrument" shall not include any Pledged Note or other promissory note not required to be pledged pursuant to the Subsidiaries Security Agreement.

                  "Instrument of Assignment" shall have the meaning provided in
Section 3.8 of this Agreement.

                  "Interest Rate Protection Creditors" shall have the meaning provided in the second WHEREAS clause of this Agreement.

                  "Interest Rate Protection Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Interest Rate Protection or Other Hedging Agreements" shall have the meaning provided in the second WHEREAS clause of this Agreement.

                  "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

                  "Marks" shall mean any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any political subdivision thereof and any application for such trademarks or service marks, as well as any unregistered marks used by any Assignor in the United States and trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used.

                  "Notified Acceleration Event" shall mean any Acceleration Event with respect to which the Required Secured Creditors have given written notice to the Collateral Agent that a "Notified Acceleration Event" exists, provided that such written notice may only be given if such Acceleration Event is continuing and, provided further that any such Notified Acceleration Event shall cease to exist once there is no longer any Acceleration Event in existence.

                  "Obligations" shall mean, with respect to each Assignor, (i) all obligations and liabilities of such Assignor whether now existing or hereafter incurred under, arising out of or in connection with the Subsidiaries Guaranty and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Subsidiaries Guaranty (all such obligations and liabilities described in this clause (i) being herein collectively called the "Credit Agreement Obligations"); (ii) without duplication of the obligations and liabilities covered by the foregoing clause
(i), all obligations and liabilities owing by the Company to the Interest Rate Protection Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement, whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Company with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause
(ii) being herein collectively called the "Interest Rate Protection Obligations"); (iii) all obligations and liabilities of such Assignor whether now existing or hereafter incurred under, arising out of or in connection with the Senior Note Subsidiaries Guaranty and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Senior Note Subsidiaries Guaranty (all such obligations, liabilities and indebtedness described in this clause (iii) being herein collectively called the "Senior Note Obligations"); (iv) (x) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral in a manner not in violation of the terms hereof and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent in respect of this Agreement except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct; (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) through (iv) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (vi) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under
Section 8.1 of
this Agreement. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  "Original Subsidiaries Security Agreement" shall have the meaning provided in the sixth WHEREAS clause of this Agreement.

                  "Patents" shall mean any United States patent to which any Assignor now or hereafter has title or license to use, as well as any application for a United States patent now or hereafter made by any Assignor.

                  "Permitted Filings" shall have the meaning provided in Section
2.1 of this Agreement.

                  "Pledged Securities" shall have the meaning provided in the Subsidiaries Pledge Agreement.

                  "Primary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

                  "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by any Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by any Assignor to secure the foregoing, (b) all of such Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing; provided that "Receivables" shall not include any Pledged Note or other promissory note not required to be pledged pursuant to the Subsidiaries Pledge Agreement.

                  "Representative" shall have the meaning provided in Section
7.4 of this Agreement.

                  "Required Secured Creditors" shall have the meaning provided in Section 10.4(a) to this Agreement.

                  "Requisite Class Creditors" shall have the meaning provided in
Section 11.2 to this Agreement.

                  "Restricted Government Contract" shall mean any Government Contract which by its terms prohibits the assignment of Receivables arising thereunder.

                  "Secondary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Secured Creditors" shall have the meaning provided in Section
1.1 of this Agreement.

                  "Secured Debt Documents" shall mean this Agreement, any other Credit Document, any Interest Rate Protection or Other Hedging Agreement and any Senior Note Documents, in each case to the extent then in effect and subject to the security interest granted hereby, collectively.

                  "Senior Noteholders" shall have the meaning provided in the third WHEREAS clause of this Agreement.

                  "Senior Note Documents" shall have the meaning provided in the third WHEREAS clause of this Agreement.

                  "Senior Note Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Senior Note Subsidiaries Guaranty" shall have the meaning provided in the third WHEREAS clause of this Agreement.

                  "Subsidiaries Guaranty" shall have the meaning provided in the fifth WHEREAS clause of this Agreement.

                  "Syndication Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

                  "Termination Date" shall have the meaning provided in Section 11.9(a) of this Agreement.


                                    ARTICLE X
                              THE COLLATERAL AGENT

                  10.1. Appointment. The Secured Creditors, by their acceptance of the benefits of this Agreement hereby irrevocably designate Bankers Trust Company, as Collateral Agent, to act as specified herein. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Obligation by the acceptance of such Obligation and by the acceptance of the benefits of this Agreement shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf under the provisions of this Agreement and any instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder or thereunder by or through its authorized agents, sub-agents or employees.

                  10.2. Nature of Duties. (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent (in such capacity) shall not have by reason of this Agreement, any other Credit Document or any other Secured Debt Document a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement, any other Credit Document or any other Secured Debt Document, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

                  (a)(b) The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

                  (b)(c) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Assignor of any of the covenants or agreements contained in this Agreement, any other Credit Document or any other Secured Debt Document.

                  (c)(d) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any Credit Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or (iii) would subject the Collateral Agent to in personam jurisdiction in any locations where it is not then so subject.

                  (d)(e) Notwithstanding any other provision of this Agreement, neither the Collateral Agent nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement except for its own gross negligence or willful misconduct.

                  10.3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Assignor and its respective Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Assignor and its respective Subsidiaries, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any Notes or at any time or times thereafter. The Collateral Agent shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or the security interests granted hereunder or the financial condition of any of the Assignors or any of their respective Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of any of the Assignors or any of their respective Subsidiaries, or the existence or possible existence of any Default or Event of Default. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Assignors thereto or as to the security afforded by this Agreement.

                  10.4. Certain Rights of the Collateral Agent. (a) No Secured Creditor shall have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Collateral Agent to take any such action, it being understood and agreed that nothing in this Agreement shall affect the rights of the Secured Creditors to accelerate their respective Obligations in accordance with their respective Secured Debt Documents. If the Collateral Agent shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors. As used herein, the term "Required Secured Creditors" shall mean the Required Banks (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Banks). Notwithstanding anything to the contrary contained in the immediately preceding sentence, if at any time the principal of any Obligations secured hereby has been accelerated, or the final maturity date with respect to any such principal Obligations has occurred, and as a result thereof one or more payment Events of Default (where the aggregate principal amount of such Obligations accelerated or not paid at final maturity equals or exceeds $100,000,000), which payment Events of Default shall have continued in existence for at least 90 consecutive days after the date of such acceleration or final maturity, and the Required Secured Creditors at such time (determined without regard to this sentence) have not directed the Collateral Agent to commence enforcement proceedings pursuant to this Agreement, then so long as such payment Event of Default is continuing the Secured Creditors holding at least a majority of the outstanding Obligations secured hereby subject to such payment Event of Default shall constitute the Required Secured Creditors for purposes of causing the Collateral Agent to commence enforcement proceedings pursuant to this Agreement, provided that in such event the Secured Creditors which would constitute the Required Secured Creditors in the absence of this sentence shall have the right to direct the manner and method of enforcement so long as such directions do not materially delay or impair the taking of enforcement action.

                  (e) Notwithstanding anything to the contrary contained herein, the Collateral Agent is authorized, but not obligated, (i) to take any action reasonably required to perfect or continue the perfection of the Liens on the Collateral for the benefit of the Secured Creditors and (ii) when instructions from the Required Secured Creditors have been requested by the Collateral Agent but have not yet been received, to take any action which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Creditors in the Collateral; provided that once instructions have been received, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

                  (f) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Agent shall not be required to take any action that exposes or, in the good faith judgment of the Collateral Agent may expose, the Collateral Agent or its officers, directors, agents or employees to personal liability, unless the Collateral Agent shall be adequately indemnified as provided herein, or that is, or in the good faith judgment of the Collateral Agent may be, contrary to this Agreement, any Secured Debt Document or applicable law.

                  10.5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to this Agreement and the other Security Documents and its duties thereunder and hereunder, upon advice of counsel selected by it.

                  10.6. Indemnification. To the extent the Collateral Agent is not reimbursed and indemnified by the Assignors under this Agreement, the Secured Creditors (other than the Senior Noteholders) will reimburse and indemnify the Collateral Agent, in proportion to their respective outstanding principal amounts (including, for this purpose, the stated amount of outstanding letters of credit and any unreimbursed drawings in respect of letters of credit, as well as any unpaid Primary Obligations in respect of Interest Rate Protection or Other Hedging Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as

Collateral Agent in respect of this Agreement except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct. The indemnities set forth in this Article X shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Collateral Agent is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of this Agreement. The indemnities set forth in this Article X are in addition to any indemnities provided by the Banks to the Collateral Agent pursuant to the Credit Agreement, with the effect being that the Banks shall be responsible for indemnifying the Collateral Agent to the extent the Collateral Agent does not receive payments pursuant to this Section 10.6 from the Secured Creditors (other than the Senior Noteholders) (although in such event, and upon the payment in full of all such amounts owing to the Collateral Agent, the respective Banks who paid same shall be subrogated to the rights of the Collateral Agent to receive payment from such Secured Creditors).

                  10.7. The Collateral Agent in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Collateral Agent is a party, and to act as agent under one or more of such Credit Documents, the Collateral Agent shall have the rights and powers specified therein and herein for a "Bank", an "Agent" or an "Administrative Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity. The Collateral Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Assignor or any Affiliate or Subsidiary of such Assignor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from such Assignor for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

                  10.8. Holders. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Collateral Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee of such Note or Note issued in exchange therefor.

                  10.9. Resignation by the Collateral Agent. (a) The Collateral Agent may resign from the performance of all of its functions and duties under this Agreement at any time by giving 15 Business Days' prior or written notice to the Assignors and the Secured Creditors. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (b) or
(c) below.

                  (b) If a successor Collateral Agent shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Collateral Agent, with the consent of the Company, which consent shall not be unreasonably withheld, shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

                  (c) If no successor Collateral Agent has been appointed pursuant to clause (b) above by the 15th Business Day after the date of such notice of resignation was given by the Collateral Agent, as a result of a failure by the Company to consent to the appointment of such a successor Collateral Agent, the Required Secured Creditors shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

                  10.10. Fees and Expenses of Collateral Agent. (a) Each Assignor (by its execution and delivery hereof) hereby agrees jointly and severally to pay to Bankers Trust Company as the original Collateral Agent, such fees as have been separately agreed to in writing with Bankers Trust Company for acting as Administrative Agent and as Collateral Agent hereunder. In the event a successor Collateral Agent is at any time appointed pursuant to the preceding
Section 10.9, each Assignor hereby agrees jointly and severally to pay such successor Collateral Agent such fees for acting as such as would customarily be charged by such Collateral Agent for acting in such capacity in similar situations. Absent manifest error, the determination by a successor Collateral Agent of the fees owing to it shall be conclusive and binding upon each Assignor.

                  (b) In addition, each Assignor agrees jointly and severally to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent in connection with this Agreement and any actions taken by the Collateral Agent hereunder, and agrees jointly and severally to pay all costs and expenses of the Collateral Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, reasonable fees and disbursements of counsel for the Collateral Agent).

                                   ARTICLE XI
                                  MISCELLANEOUS

                  11.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                  (a) if to any Assignor, to such Assignor at its address set forth opposite its signature below:

                  with a copy to:

                           Coltec Industries Inc
                           3 Coliseum Center
                           2550 West Tyvola Road
                           Charlotte, North Carolina  28217
                           Attention:  Thomas B. Jones, Jr.
                           Telephone:  (704) 423-7052
                           Facsimile:  (704) 423-7127

                  (b) if to the Collateral Agent:

                           Bankers Trust Company
                           One Bankers Trust Plaza
                           130 Liberty Street
                           New York, New York  10006
                           Attention:  Mary Kay Coyle
                           Telephone:  (212) 250-9094
                           Facsimile:  (212) 250-7200

                  (c) if to any Bank Creditor (other than the Collateral Agent), either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any other Secured Creditor, either (x) to the Representative for such Secured Creditor, at such address as such Representative may have provided to the Assignors and the Collateral Agent from time to time, or (y) in the absence of such a Representative directly to such Secured Creditor at such address as such Secured Creditor shall have specified in writing to the Assignors and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  11.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each of the Assignors and the Collateral Agent (with the written consent of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement)); provided, however, that any change, waiver, modification or variance materially adversely affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Class Creditors (as defined below) of such affected Class; provided, further, that any Class shall not be considered to be affected differently from any other Class due to the Obligations of any such other Class being paid, repaid, refinanced, renewed or extended and the Collateral being released, in whole or in part (whether by action of such other Class or otherwise), as security for such Class and such other Class. Notwithstanding anything to the contrary contained above, it is understood and agreed that the Required Banks may agree to modifications to this Agreement for the purpose, among other things, of securing additional extensions of credit (including, without limitation, pursuant to the Credit Agreement or any refinancing or extension thereof). For the purpose of this Agreement, the term "Class" shall mean, at any time, each class of Secured Creditors with outstanding Obligations secured hereby at such time, i.e., (x) the Bank Creditors as holders of the Credit Agreement Obligations secured hereby, (y) the Senior Noteholders as the holders of Senior Note Obligations secured hereby or (z) the Interest Rate Protection Creditors as the holders of the Interest Rate Protection Obligations secured hereby; provided that, without limiting the foregoing, it is expressly acknowledged and agreed that other creditors may be added as "Secured Creditors" hereunder (either as part of an existing Class of creditors or as a newly created Class) with the consent of the Required Secured Creditors, and that such addition shall not require the written consent of the Requisite Class Creditors of the various Classes. For the purpose of this Agreement, the term "Requisite Class Creditors" of any Class shall mean each of (i) with respect to the Credit Agreement Obligations, the Required Banks and (ii) with respect to any other Obligations, the holders of at least a majority of all Obligations outstanding from time to time.

                  11.3. Obligations Absolute; Subrogation. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Document except as specifically set forth in a waiver granted pursuant to
Section 11.2 hereof; (c) any renewal of, extension of, amendment to or modification of any Secured Debt Document or any security for any of the Obligations; (d) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (e) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee; (f) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof, or (g) any limitation on any other Assignor's liability or obligations under this Agreement, the Subsidiaries Guaranty, the Senior Note Subsidiaries Guaranty or any other Secured Debt Document or any invalidity or unenforceability, in whole or in part, of this Agreement, the Subsidiaries Guaranty, the Senior Note Subsidiaries Guaranty or any other Secured Debt Documents or any term thereof, whether or not any Assignor shall have notice or knowledge of any of the foregoing.

                  11.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its respective successors and assigns and shall inure to the benefit of the Collateral Agent and each Secured Creditor and their respective successors and assigns, provided that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection or Other Hedging Agreements, regardless of any investigation made by the Secured Creditors or on their behalf.

                  11.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  11.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11.7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  11.8. Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

                  11.9. Termination; Release. (a) After the Termination Date (as defined below), without any action on the part of any Secured Creditor, this Agreement shall terminate and be of no further force or effect (provided that all indemnities set forth herein including, without limitation, in Section 10.6 hereof shall survive any such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will execute and deliver to such Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the respective Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Collateral Agent hereunder. As used in this Agreement, "Termination Date" shall mean the first to occur of (i) that date upon which the Total Commitment and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding, all Letters of Credit have been terminated and all other Credit Agreement Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) then owing by such Assignor have been paid in full, (ii) that date upon which the Collateral is automatically released pursuant to the first sentence of Section 26 of Part I of the Fifth Amendment to Credit Agreement or the Administrative Agent directs the Collateral Agent to release the Collateral pursuant to the second sentence of Section

26 of Part I of the Fifth Amendment to the Credit Agreement and (iii) that date upon which the Credit Documents are amended to release all Collateral subject to this Agreement.

                  (b) In the event that any Assignor is released from its obligations pursuant to the Subsidiaries Guaranty in accordance with the terms thereof, then such Person shall cease to be an Assignor hereunder and the Collateral Agent, at the request and expense of the respective Person, will execute and deliver to such Person, a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as to such Person, and will duly assign, transfer and deliver to such Person (without recourse and without any representation or warranty) such of the Collateral pledged by such Person as may be in possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys of such Person at the time held by the Collateral Agent hereunder.

                  (c) It is expressly acknowledged and agreed that the Collateral may be sold from time to time to the extent permitted by, and in accordance with the terms of, the Credit Agreement. In addition, it is expressly acknowledged and agreed that any or all of the Collateral may be released by the Collateral Agent acting at the direction of the Required Secured Creditors. Upon any sale of the type described in the second preceding sentence or release of any such Collateral as provided in the immediately preceding sentence, the Collateral Agent shall, at the request and expense of the respective Assignor, and without the further consent of, or liability to, any Secured Creditor, release such Collateral and execute and deliver to such Assignor a proper instrument or instruments acknowledging the release of such Collateral from this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) the Collateral being sold or released as described above. Notwithstanding anything to the contrary contained above in this Section 11.9(c), in the event the Senior Notes Trustee shall have notified the Collateral Agent in writing that the Senior Note Obligations have been accelerated in accordance with the terms of the Senior Note Documents (and (x) the Senior Note Obligations have not been paid in full and (y) the respective acceleration has not been rescinded), the Collateral Agent shall not thereafter release any Collateral pursuant to this Section 11.9(c) or consent to any termination of this Agreement, except in each case with the prior written consent of the Senior Noteholders holding a majority of the then outstanding Senior Note Obligations secured hereby (or following the payment in full of the Senior Note Obligations or the rescission of the respective acceleration)

                  (d) At any time that any Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 11.9(a), (b) or (c), it shall deliver to the Collateral Agent a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to Section 11.9(a), (b) or (c), and the Collateral Agent shall be entitled (but not required) to conclusively rely thereon. If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), such Assignor shall furnish appropriate legal opinions (from counsel acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 11.9. Upon any release of

Collateral pursuant to Section 11.9(a), (b) or (c), none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof.

                  11.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Collateral Agent.

                  11.11. Amendment and Restatement. Upon the execution and delivery of this Agreement by the parties hereto, the Original Subsidiaries Security Agreement shall be amended, restated and superseded in its entirety by this Agreement, effective as of the date hereof, with all rights, obligations and security interests created under or granted pursuant to the Original Subsidiaries Security Agreement continuing from the date thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                         ASSIGNORS:
Address:
                                          AMI INDUSTRIES INC, as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            ------------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                          CII HOLDINGS INC, as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            ------------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                          COLTEC CANADA INC,
                                             as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            -----------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                          COLTEC INDUSTRIAL PRODUCTS INC,
                                             as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            -----------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                          COLTEC NORTH CAROLINA, INC,
                                              as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            ------------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                          COLTEC TECHNICAL SERVICES INC,
                                             as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            ------------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                          DELAVAN INC, as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            ------------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                          GARLOCK INC, as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            ------------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                        GARLOCK INTERNATIONAL INC,
                                          as an Assignor

                                        By /S/ ROBERT J. TUBBS
                                          ------------------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                        COLTEC INTERNATIONAL SERVICES CO.,
                                           as an Assignor

                                        By /S/ ROBERT J. TUBBS
                                          ------------------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                        GARLOCK OVERSEAS CORPORATION,
                                          as an Assignor

                                        By /S/ ROBERT J. TUBBS
                                          ------------------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                        HABER TOOL COMPANY INC,
                                          as an Assignor

                                        By /S/ ROBERT J. TUBBS
                                          ------------------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                        HOLLEY PERFORMANCE PRODUCTS INC,
                                          as an Assignor

                                        By /S/ ROBERT J. TUBBS
                                          ------------------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                        JAMCO PRODUCTS, LLC, as an Assignor

                                        By /S/ ROBERT J. TUBBS
                                          ------------------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                        MENASCO AEROSYSTEMS INC,
                                          as an Assignor

                                        By /S/ ROBERT J. TUBBS
                                          ------------------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                        STEMCO INC, as an Assignor

                                        By /S/ ROBERT J. TUBBS
                                          ------------------------------------
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                          WALBAR INC, as an Assignor

                                          By /S/ ROBERT J. TUBBS
                                            ------------------------------------
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

                                             BANKERS TRUST COMPANY,
                                               as Collateral Agent

                                             By /s/ DAVID J. BELL
                                               ----------------------------
                                               Title: Vice President

                                                                         ANNEX A
                                                                              to
                                                 Subsidiaries Security Agreement

                          SCHEDULE OF PERMITTED FILINGS

Secured                              Original                                 Description
Location       Party/ies         Number      File Date of Collateral           Permitted
--------       ---------         ------      -----------------------           ---------

                                                                         ANNEX B
                                                                              to
                                                 Subsidiaries Security Agreement

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

                                                                         ANNEX C
                                                                              to
                                                 Subsidiaries Security Agreement

                          SCHEDULE OF RECORD LOCATIONS

Location                                                               County
--------                                                               ------

                                                                         ANNEX D
                                                                              to
                                                 Subsidiaries Security Agreement


                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS


ADDRESS                         STATE                     COUNTY
-------                         -----                     ------

                                                                         ANNEX E
                                                                              to
                                                 Subsidiaries Security Agreement


                  SCHEDULE OF TRADE, FICTITIOUS AND OTHER NAMES

                                                                         ANNEX F
                                                                              to
                                                 Subsidiaries Security Agreement


                                SCHEDULE OF MARKS

                                                                         ANNEX G
                                                                              to
                                                 Subsidiaries Security Agreement


                      SCHEDULE OF PATENTS AND APPLICATIONS


Patent Number                                                 Date Issued
(Application)                                                   (Applied)
-------------                                                   ---------

                                                                         ANNEX H
                                                                              to
                                                 Subsidiaries Security Agreement


                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS






                                       (i)

                                     ANNEX B

                                       to

                         SUBSIDIARIES SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

Assignor                                             Address                                     County
--------                                             -------                                     ------
1.  AMI Industries, Inc.                             1275 North Newport Rd                       El Paso
                                                     Colorado Springs, CO  80916-2779

2.  CII Holdings Inc                                 1100 North Market Street                    New Castle
                                                     Suite 780
                                                     Wilmington, DE 19801

3.  Coltec Canada Inc                                c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West. Tyvola Road
                                                     Charlotte, NC  28217

4.  Coltec Industrial Products Inc                   c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Road
                                                     Charlotte, NC  28217

5.  Coltec International Services Co                 c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Road
                                                     Charlotte, NC  28217

6.  Coltec North Carolina Inc                        c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Road
                                                     Charlotte, NC  28217

7.  Coltec Technical Services Inc                    c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Road
                                                     Charlotte, NC  28217

8.  Delavan Inc                                      c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Road
                                                     Charlotte, NC  28217

                                                     P. O. Box 65100                             Polk
                                                     811 Fourth Street
                                                     West Des Moines, IA  50265-0100

9.  Garlock Inc                                      1666 Division Street                        Wayne
                                                     Palmyra, NY  14522

10.  Garlock International Inc                       c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Road
                                                     Charlotte, NC  28217

11.  Garlock Overseas Corporation                    c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Road
                                                     Charlotte, NC  28217

12.  Haber Tool Company Inc                          42001 Koppernick                            Wayne
                                                     Canton, MI  48187

13.  Holley Performance Products Inc                 1801 Russellville Road                      Robertson
                                                     Bowling Green, KY  42102

14.  Jamco Products, LLC                             9426 Old Katy Rd.                           Harris
                                                     Houston, TX  77055


15.  Menasco Aerosystems Inc                         10900 N.E. 8th Street                       King
                                                     Suite 900
                                                     Bellevue, WA 98004

16.  Stemco Inc                                      300 E. Industrial Blvd.                     Harrison
                                                     Longview, TX  75606

17.  Walbar Inc                                      Peabody Industrial Center                   Essex
                                                     Peabody, MA 01960-3369

DIVISIONS

Assignor                                             Address                                     County
--------                                             -------                                     ------
Delavan Gas Turbine Products                         P. O. Box 65100                             Polk
  Division of Delavan Inc                            811 Fourth Street
                                                     West Des Moines, IA  50265-0100

France Compressor Products                           104 Pheasant Run                            Bucks
  Division of Coltec Industrial                      Newtown, PA  18940
  Products Inc

Garlock Sealing Technologies                         1666 Division Street                        Wayne
  Division of Garlock Inc                            Palmyra, NY  14522

Haber Tool Operation of                              42001 Koppernick                            Wayne
  Haber Tool Company Inc                             Canton, MI  48187

Holley Performance Products                          1801 Russellville Road                      Warren
                                                     Bowling Green, KY  42101

Menasco Aerospace Everett                            2701-94th Street, S.W.                      Snohomish
  Division of Menasco Aerosytems Inc                 Everett, WA  98204


Stemco Truck Products Division                       300 E. Industrial Blvd.                     Harrison
  of Stemco Inc                                      Longview, TX  75602-4720

Walbar Arizona Division of                           323 S. Bracken Lane                         Maricopa
  Walbar Inc                                         Chandler, AZ  85224

Walbar Metals Division of                            Peabody Industrial Center                   Essex
  Walbar Inc                                         Fifth Street
                                                     Peabody, MA  01960-336

                                     ANNEX C
                                       to
                         SUBSIDIARIES SECURITY AGREEMENT

                          SCHEDULE OF RECORD LOCATIONS

Assignor                                             Address                                     County
--------                                             -------                                     ------
1.  AMI Industries, Inc.                             1275 North Newport Rd.                      El Paso
                                                     Colorado Springs, CO  80916-2779

2.  Coltec Canada Inc                                c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC  28217

3.  CII Holdings Inc                                 1100 North Market Street                    New Castle
                                                     Ste. 780
                                                     Wilmington, DE  19801

4.  Coltec Industrial Products Inc                   c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC  28217

         a.  France Compressor Products              104 Pheasant Run                            Bucks
                   Division                          Newtown, PA  18940

         b.  Plastomer Products Division             23 Friends Lane                             Bucks
                                                     Newtown, PA  18949

                  a.  Porter Process                 1600 Industry Road                          Montgomery
                                                     P. O. Box 310
                                                     Hatfield, PA  19440

         c.  Valves & Industrial Plastics            602 North 10th Street                       Camden
                                                     Camden, NJ 08101-0648


5.  Coltec International Services Inc                c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC  28217

6.  Coltec North Carolina Inc                        c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC  28217

7.  Coltec Technical Services Inc                    c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC  28217

8.  Delavan Inc                                      811 Fourth Street                           Polk
                                                     West Des Moines, IA  50265-0100

                                                     c/o Coltec Industries Inc                   Mecklenburg
                                                     Three Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC  28217

         a.  Delavan Gas Turbine Products            P. O. Box 65100                             Polk
                Division                             811 Fourth Street
                                                     West Des Moines, IA  50265-0100

         b.  Delavan-Carroll Operation               400 North Bella Vista Drive                 Carroll
                                                     P. O. Box 826
                                                     Carroll, IA  51401-0826

         c.    Delavan Steel Treating                2250 Fuller Road                            Polk
                  Operation                          West Des Moines, IA  50265

         d.  Delavan Power Generation                2200 Delavan Drive                          Polk
                                                     West Des Moines, IA  50265

9.  Garlock Bearings Inc                             700 Mid-Atlantic Parkway                    Gloucester
                                                     Thorofare, NJ  08086

Assignor                                             Address                                     County
--------                                             -------                                     ------
10.  Garlock Inc                                     1666 Division Street                        Wayne
                                                     Palmyra, NY  14522

         a.  Garlock Sealing Technologies            1666 Division Street                        Wayne
                                                     Palmyra, NY  14522

                  a.  Compression Packing            300 Alling Drive                            Wayne
                            Products                 Sodus, NY  14551

                  b.  Garlock Rubber                 201 Dana Drive                              Green
                           Technologies              Paragould, AR  72450

                  c.  Garlock Metallic Gaskets       1977 Kindred Street                         Harris
                                                     Houston, TX  77049

                  d.  Lubrikup                       208 Rose Street                             Lycoming
                                                     P. O. Drawer 3066
                                                     Williamsport, PA  17701

11.  Garlock International Inc                       c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC  28217

12.  Garlock Overseas Corporation                    c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC  28217

13.  Haber Tool Company Inc                          42001 Koppernick                            Wayne
                                                     Canton, MI  48187

         a.  Danti Tool-Saginaw                      1270 Agricola Drive                         Wayne
                                                     Saginaw, MI  48604

         b.  Danti Tool-Standish                     4281 Air Park Drive                         Arenez
                                                     P. O. Box 767
                                                     Standish, MI  48658

14.   Holley Performance Products Inc                1801 Russellville Road                      Robertson
                                                     Bowling Green, KY  42102

         a.  Springfield Plant                       509 Industrial Drive                        Robertson
                                                     Springfield, TN  37172

Assignor                                             Address                                     County
--------                                             -------                                     ------
15.  Jamco Products, LLC                             9426 Old Katy Rd.                           Harris
                                                     Houston, TX  77055

16.  Menasco Aerosystems Inc                         10900 N.E. 8th Street                       King
                                                     Suite 900
                                                     Bellevue, WA 98004

         a.  Menasco Aerospace Everett               2701-94th Street, S.W.                      Snohomish
                   Division                          Everett, WA  98204

17.  Stemco Inc                                      300 E. Industrial Blvd.                     Harrison
                                                     Longview, TX  75606

18.  Walbar Inc                                      Peabody Industrial Center                   Essex
                                                     Peabody, MA 01960-3369

         a.  Walbar Arizona                          323 S. Bracken Lane                         Maricopa
                                                     Chandler, AZ  85224

                  a.  Walbar Tempe                   811 West Broadway                           Maricopa
                                                     Tempe, AZ  85282

         b. Walbar Metals                            Peabody Industrial Center                   Essex
                                                     Fifth Street
                                                     Peabody, MA 01960

                  a.  Greenwood Plant                5502 Highway 25 North                       Greenwood
                                                     Hodges, SC  29653

19.  Jamco, LLC                                      300 E. Industrial Blvd.                     Harrison
                                                     Longview, TX 75606

                                     ANNEX D
                                       to
                         SUBSIDIARIES SECURITY AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATION


Assignor                                             Address                                     County
--------                                             -------                                     ------
1.  AMI Industries, Inc.                             1275 North Newport Rd.                      El Paso
                                                     Colorado Springs, CO  80916-2779

2.  CII Holdings Inc                                 1100 North Market Street                    New Castle
                                                     Ste. 780
                                                     Wilmington, DE  19801

3.  Coltec Canada Inc                                c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC 28217

4.  Coltec Industrial Products Inc                   c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC 28217

         a.  France Compressor Products              104 Pheasant Run                            Bucks
                   Division                          Newtown, PA  18940

         b.  Plastomer Products Division             23 Friends Lane                             Bucks
                                                     Newtown, PA 18949

                  a.  Porter Process                 1600 Industry Road                          Montgomery
                                                     P. O. Box 310
                                                     Hatfield, PA 19440

         c.  Valves & Industrial Plastics            602 North 10th Street                       Camden
                                                     Camden, NJ 08101-0648

5.  Coltec International Services Inc                c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC 28217

6.  Coltec North Carolina Inc                        c/o Coltec Industries Inc                   Mecklenburg

                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC 28217


7.  Coltec Technical Products Inc                    c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC 28217

8.  Delavan Inc                                      c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC 28217


         a.  Delavan Gas Turbine Products            P. O. Box 65100                             Polk
                Division                             811 Fourth Street
                                                     West Des Moines, IA  50265-0100

         b.  Delavan-Carroll Operation               400 North Bella Vista Drive                 Carroll
                                                     P. O. Box 826
                                                     Carroll, IA  51401-0826

         c.    Delavan Steel Treating                2250 Fuller Road                            Polk
                  Operation                          West Des Moines, IA  50265

         d.  Delavan Power Generation                2200 Delavan Drive                          Polk
                                                     West Des Moines, IA  50265

9.  Garlock Inc                                      1666 Division Street                        Wayne
                                                     Palmyra, NY 14522

         a.  Garlock Sealing Technologies            1666 Division Street                        Wayne
                                                     Palmyra, NY 14522

                                                     2860 Plymouth Drive                         Ontario, Canada
                                                     Oakville, Ontario
                                                     Canada L6H 5S8

                                                     4100 Rue Garlock                            Quebec, Canada
                                                     Sherbrooke, Quebec
                                                     Canada J1L 1W5

                  a.  Compression Packing            300 Alling Drive                            Wayne
                            Products                 Sodus, NY  14551

                  b.  Garlock Rubber                 201 Dana Drive                              Green
                           Technologies              Paragould, AR  72450

                  c.  Garlock Metallic Gaskets       1977 Kindred Street                         Harris
                                                     Houston, TX 77049

                  d.  Lubrikup                       208 Rose Street                             Lycoming
                                                     P. O. Drawer 3066
                                                     Williamsport, PA  17701

                  e.  Stemco, Inc.                   300 East Boulevard                          Harrison
                                                     Harrison, TX 75606


10.  Garlock International Inc                       c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC 28217

11.  Garlock Overseas Corporation                    c/o Coltec Industries Inc                   Mecklenburg
                                                     3 Coliseum Centre
                                                     2550 West Tyvola Rd.
                                                     Charlotte, NC 28217

12.  Haber Tool Company Inc                          42001 Koppernick                            Wayne
                                                     Canton, MI 48187

         a.  Danti Tool-Saginaw                      1270 Agricola Drive                         Wayne
                                                     Saginaw, MI 48604

         b.  Danti Tool-Standish                     4281 Air Park Drive                         Arenez
                                                     P. O. Box 767
                                                     Standish, MI  48658

         c.  General Motors Corp.                    2100 Burlingame                             Wyoming
                                                     Grand Rapids, MI  49509                     (consignment
                                                                                                  Inventory at
                                                                                                  GM plant)

13.   Holley Performance Products Inc                1801 Russellville Road                      Robertson
                                                     Bowling Green, KY  42102


         a.  Springfield Plant                       509 Industrial Drive                        Robertson
                                                     Springfield, TN  37172

14.  Jamco Products, LLC                             9426 Old Katy Rd.                           Harris
                                                     Houston, TX  77055

15.  Menasco Aerosystems Inc                         10900 N.E. 8th Street                       King
                                                     Suite 900
                                                     Bellevue, WA  98004

         a.  Menasco Aerospace Everett               2701-94th Street, S.W.                      Snohomish
                   Division                          Everett, WA  98204

16.  Walbar Inc                                      Peabody Industrial Center                   Essex
                                                     Peabody, MA 01960-3369

         a.  Walbar Arizona                          323 S. Bracken Lane                         Maricopa
                                                     Chandler, AZ 85224

                  a.  Walbar Tempe                   811 West Broadway                           Maricopa
                                                     Tempe, AZ 85282

         b. Walbar Metals                            Peabody Industrial Center                   Essex
                                                     Fifth Street
                                                     Peabody, MA 01960

                  a.  Greenwood Plant                5502 Highway 25 North                       Greenwood
                                                     Hodges, SC 29653

                                     ANNEX E
                                       to
                         SUBSIDIARIES SECURITY AGREEMENT

                  SCHEDULE OF TRADE, FICTITIOUS AND OTHER NAMES

         Assignor                                             Name
         --------                                             ----
1.   AMI Industries, Inc.                   AMI Aircraft Seating Systems

2.   Coltec Industrial Products             France Compressor Products
                                            Plastomer Products
                                            Porter Process
                                            Camden Operation
                                            Valves & Industrial Plastics

3.   Delavan Inc                            Delavan-Carroll Operation
                                            Delavan Fuel Metering Operation
                                            Delavan Steel Treating Operation
                                            Delavan Power Generation Operation
                                            Delavan Gas Turbine Products

4   Garlock Inc                             Garlock Sealing Technologies
                                            Garlock Rubber Technologies
                                            Garlock Metallic Gaskets
                                            Lubrikup

5.   Haber Tool Company                     Haber Tool Operation
                                            Danti Tool & Die, Inc.
                                            Danti Tool - Saginaw
                                            Danti Tool - Standish

6.   Lewis Engineering Company              Delavan Process Instrumentation

7.   Menasco Aerosystems Inc                Menasco Aerospace Everett

8.   Quincy Compressor                      Ortman Fluid Power

9.   Stemco Inc                             Stemco Truck Products

10. Walbar Inc                              Walbar Arizona
                                            Walbar Metals

                                     Annex F

                                       to
                         SUBSIDIARIES SECURITY AGREEMENT


             UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS
                     UTILIZED BY THE ANCHOR PACKING COMPANY

        Registration No.         Registration Date                Description
        ----------------         -----------------                -----------
            254,554               March 26, 1929                   A & Design
            160,368               October 24, 1922                 A & Design
          1,644,249               May 14, 1991                     A & Design
            342,295               January 12, 1937                 AMFLEX
          1,083,502               January 24, 1978                 ANCHORPAK
            617,860               December 20, 1955                ANKLON
          1,086,914               March 7, 1978                    ANKOFLUOR
          1,040,442               June 1, 1976                     ANKOLITE
            608,562               July 12, 1955                    ANKOLITE
            605,166               April 26, 1955                   ANKOPRENE
            391,118               October 21, 1941                 ANKOR-FLEX
            224,948               March 8, 1927                    ANKORITE
            605,505               May 3, 1955                      ANKOTALLIC
          1,193,180               April 6, 1982                    ANKOTEX
            992,853               September 10, 1974               CONQUISTADOR
             91,305               April 29, 1913                   HYDROIL
            824,892               February 28, 1967                MOL-ANKO-THANE
          1,081,037               January 3, 1978                  ROTA-FACE
             58,839               April 28, 1908                   TAURIL
            550,937               November 20, 1951                TRIPLE "U"
            920,213               September 14, 1971               TWICOM
          1,033,285               February 10, 1976                ULTRAGLIDE
            618,677               January 3, 1956                  VY/FLEX

                                                                         Annex F
                                                                         Page 2


             UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS
                  OWNED BY COLTEC NORTH CAROLINA INC FOR USE BY
                        THE COMPANY AND ITS SUBSIDIARIES

        Registration No.         Registration Date                Description
        ----------------         -----------------                -----------
            909,429               March 9, 1971                   CORPORATE LOGO
          1,699,817               July 7, 1992                    COLTEC INDUSTRIES &
                                                                   LOGO
          1,712,599               September 1, 1992               COLTEC INDUSTRIES &
                                                                   LOGO
          1,737,584               December 1, 1992                COLTEC INDUSTRIES &
                                                                   LOGO
          1,742,117               December 22, 1992               COLTEC INDUSTRIES &
                                                                   LOGO
          1,767,835               April 27, 1993                  COLTEC INDUSTRIES &
                                                                   LOGO
          1,835,154               May 10, 1994                    COLTEC INDUSTRIES &
                                                                   LOGO

                                                                         Annex F
                                                                         Page 3


             UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS
                              OWNED BY DELAVAN INC

        Registration No.         Registration Date                Description
        ----------------         -----------------                -----------
          1,351,698               July 30, 1985                    COLOR JET
          1,454,865               September 1, 1987                COLOR JET
          1,276,170               May 1, 1984                      COLOR-BRATE
          1,301,207               October 23, 1984                 COLOR-BRATE
          1,184,648               January 5, 1982                  DEL-O-FLO
          1,272,744               April 3, 1984                    DELA-FIT
          1,065,670               May 17, 1977                     DELAVAN
          1,052,304               November 9, 1976                 DELAVAN
          1,292,321               August 28, 1984                  RAINDROP
          1,012,800               June 10, 1975                    RAINDROP
          1,253,590               October 11, 1983                 SDX
            723,593               November 7, 1961                 SONAC
            704,944               September 27, 1960               SONAC
          1,100,006               August 22, 1978                  SWIRL-AIR
          1,021,995               October 7, 1975                  WHIRL-RAIN
            167,179               May 16, 1991                     BALL-JET
            082,895               July 30, 1990                    DURA-JET
          1,837,824               May 31, 1994                     DELAVAN
          1,975,827               May 28, 1996                     DELAVAN PROTEK

                                                                         Annex F
                                                                         Page 4


Pending Applications:

         Serial No.                         Filing Date                         Description
         ----------                         -----------                         -----------
         74/570,379                         September 6, 1994                   CLEAN AIR TECHNOLOGY
         74/633,711                         February 13, 1995                   PRO-TEC

                                                                         Annex F
                                                                         Page 5


             UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS UTILIZED BY GARLOCK INC AND OWNED BY COLTEC NORTH CAROLINA

        Registration No.         Registration Date                Description
        ----------------         -----------------                -----------
            312,661               May 1, 1934                     BELMONT
            661,669               May 13, 1958                    BELMONT
            321,984               February 19, 1935               BELMONT & DESIGN
            661,670               May 13, 1958                    BELMONT & DESIGN
          1,198,739               June 22, 1982                   BLUE-GARD
             48,356               December 26, 1905               CALIPER & SCALE DESIGN
            181,026               March 11, 1924                  CALIPER & SCALE DESIGN
            642,595               March 12, 1957                  CALIPER & SCALE DESIGN
            647,488               June 25, 1957                   CALIPER & SCALE DESIGN
            439,630               July 6, 1948                    CHEMISEAL
            739,748               October 23, 1962                CHEMISEAL
            605,500               May 3, 1955                     CHEVRON
            291,050               January 26, 1932                CHEVRON & DESIGN
            610,403               August 9, 1955                  CHEVRON & DESIGN
            611,808               September 6, 1955               CHRISSCROSS BRAID
          1,602,289               June 19, 1990                   ENVELON
          1,602,856               January 8, 1991                 ES-FLO
            763,513               January 21, 1964                FLEX-O-MATIC
            807,815               May 3, 1966                     FLUR-O-FRAN
            818,903               November 22, 1966               FLUR-O-FRAN
            662,591               June 3, 1958                    FRANCE & DESIGN
          1,076,821               November 8, 1977                GAR-FIL
          1,127,190               December 4, 1979                GAR-MAX
            908,922               March 2, 1971                   GAR-SEAL
            581,360               October 20, 1953                GAR-SEAL
            849,823               May 28, 1968                    GARFITE
            904,160               December 15, 1970               GARFLEX
          1,016,821               July 29, 1975                   GARLOCK
            647,010               June 18, 1957                   GARLOCK
            643,892               April 9, 1957                   GARLOCK
            801,648               January 11, 1966                GARLOCK
            844,381               February 20, 1968               GARLOCK
            642,594               March 12, 1957                  GARLOCK
            184,261               May 20, 1924                    GARLOCK
            356,210               April 19, 1938                  GARLOCK
            647,487               June 25, 1957                   GARLOCK
          1,284,068               July 3, 1984                    GARLOCK
            372,869               November 14, 1939               GARLOCK
            377,981               May 21, 1940                    GARLOCK
            377,983               May 21, 1940                    GARLOCK

                                                                         Annex F
                                                                         Page 6

            646,952               June 18, 1957                    GARLOCK
             23,420               July 25, 1893                    GARLOCK & DESIGN
            806,599               April 5, 1966                    GARLOCK & DESIGN
             37,332               November 19, 1901                GARLOCK & DESIGN
          1,209,712               September 21, 1982               GARPHIL
            958,129               May 1, 1973                      GARTHANE
          1,301,678               October 23, 1984                 GRAPH-LOCK
            291,999               March 1, 1932                    GUARDIAN
            884,653               January 20, 1970                 GUARDIAN
            943,554               September 26, 1972               GUARDIAN
          1,120,036               June 12, 1979                    GUARDIAN
            860,761               November 26, 1968                GYLON
          1,067,113               June 7, 1977                     HC & DESIGN
            508,591               April 12, 1949                   KLOZURE
            572,833               April 7, 1953                    LATTICE BRAID
            378,035               May 21, 1940                     LUBALL
          1,577,765               January 16, 1990                 LUBRIKUP & DESIGN
            756,832               September 17, 1963               MARBLOCK
            855,561               August 27, 1968                  MARINEPAK
            612,198               September 13, 1955               MECHANIPAK
          1,600,832               June 12, 1990                    MILL-RIGHT
            800,512               December 14, 1965                MULTI/FACTURING
            728,548               March 13, 1962                   F/S
          1,305,022               November 13, 1984                PACKMASTER
            930,297               March 7, 1972                    PLAST-O-LON
            871,317               June 17, 1969                    PLASTI-PAK
            769,027               May 5, 1964                      PLASTI-THREAD
            830,588               June 20, 1967                    POLYFLEX
          1,624,844               November 27, 1990                SLUDGE-PAK
          1,278,970               May 22, 1984                     SOLDIER DESIGN
            721,009               September 5, 1961                STANDARD PACKING OF
                                                                    THE WORLD
          1,237,326               May 10, 1983                     SYNTHE-PAK
          1,078,252               November 29, 1977                THERMOLUBE
          1,107,793               December 5, 1978                 UNI-CARTRIDGE
          1,717,214               September 15, 1992               POWR-STOR
          1,983,797               July 2, 1996                     THE SEAL CIRCUIT
          2,057,119               April 29, 1997                   SIGNUM

                                                                         Annex F
                                                                         Page 7


Pending Applications:

         Serial No.                         Filing Date                         Description
         ----------                         -----------                         -----------
         74/486,360                         February 4, 1994                    FLUIDTEC
         74/505,505                         March 24, 1994                      FLEXSEAL
         74/570,376                         October 6, 1994                     MICRO-TEC
         74/713,822                         August 10, 1995                     IFG & Design
         75/008,867                         October 20, 1995                    GARLOCK & Design
         75/013,746                         November 1, 1995                    CRISSCROSS-BRAID
         75/213,220                         December 13, 1996                   GARLOCK SEALING
                                                                                  TECHNOLOGIES
         75/326,418                         July 16, 1997                       MODEL 64
         75/282,702                         April 29, 1997                      ISO-GARD
         75/274,704                         April 15, 1997                      QUICKSET
         75/274,880                         April 15, 1997                      QUICKBUSHING
         75/307,615                         June 12, 1997                       IFG
         75/313,975                         June 24, 1997                       DURATUFF
         75/346,277                         August 25, 1997                     MICRO-TEC
         75/367,992                         October 9, 1997                     SHIPSET
         75/367,993                         October 3, 1997                     STRESS-SAVER

                                                                         Annex F
                                                                         Page 8


             UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS
            UTILIZED BY STEMCO INC AND OWNED BY COLTEC NORTH CAROLINA

        Registration No.         Registration Date                Description
        ----------------         -----------------                -----------
          1,595,097               May 8, 1990                     AUTOCOACH
            935,683               June 13, 1972                   BATT-METER
          1,105,543               November 7, 1978                DRIVELESS HUBODOMETER
          1,109,921               December 26, 1978               ENGLER
          1,595,098               May 8, 1990                     FUELCOACH
          1,034,829               March 2, 1976                   GRIT GUARD
            876,024               September 2, 1969               REVO-COUNT
          1,517,800               December 27, 1988               S & DESIGN
          1,636,155               February 26, 1991               SS4
            788,516               April 20, 1965                  STEMCO
            801,703               January 11, 1966                STEMCO
          1,016,820               July 19, 1975                   STEMCO
            801,705               January 11, 1966                STEMCO in Oval
            788,172               April 13, 1965                  STEMCO in Oval
          1,418,935               December 2, 1986                STEMCO in Oval
          1,646,844               June 4, 1991                    STEMCO SYSTEM 4
          1,394,705               May 27, 1986                    STEMCO-ENGLER
          1,420,805               December 16, 1986               STEMCO-MONROE
            602,976               March 8, 1955                   WIG-WAG
          1,044,631               July 27, 1976                   PRO-TORQ
          1,417,174               November 18, 1986               PRO TORQUE
          1,977,349               May 28, 1996                    HYCARB
          2,038,511               February 18, 1997               SPINDLE NUT KEEPER RING DESIGN

                                                                         Annex F
                                                                         Page 9


Pending Applications:

         Serial No.                         Filing Date                         Description
         ----------                         -----------                         -----------
         75/345,012                         August 21, 1997                     SENTINEL
         75/349,954                         August 29, 1997                     SS4
         75/355,075                         September 11, 1997                  HIGHER STANDARD OF
                                                                                  PERFORMANCE
         75/356,563                         September 15, 1997                  ESP
         75/362,550                         September 25, 1997                  DISCOVER
         75/362,551                         September 25, 1997                  VOYAGER
         75/385,341                         November 5, 1997                    STEMCO & "S" Design
         75/406,981                         December 17, 1997                   ADVANTAGE 2000
         75/408,576                         December 19, 1997                   GUARDIAN HP

                                                                         Annex F
                                                                         Page 10


                      UNITED STATES TRADEMARK REGISTRATIONS
            UTILIZED BY WALBAR INC AND OWNED BY COLTEC NORTH CAROLINA

        Registration No.         Registration Date                Description
        ----------------         -----------------                -----------
            992,349               September 3, 1974               WALCOAT
          1,796,539               October 5, 1993                 SIMULCOAT

                                                                         Annex F
                                                                         Page 11


             UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS
                   UTILIZED BY COLTEC INDUSTRIAL PRODUCTS INC


        Registration No.         Registration Date                Description
        ----------------         -----------------                -----------
         1,776,257                June 15, 1993                   MULTILUBE


         Serial No.              Filing Date                      Description
         ----------              -----------                      -----------
         75/041,642               January 11, 1996                The Cylinder Solution
                                                                    People

                                                                         Annex G


                                      None.

                                     Annex H
                                       to
                          Subsidiary Security Agreement


                  UNITED STATES PATENTS AND PATENT APPLICATIONS
           UTILIZED BY GARLOCK INC AND OWNED BY COLTEC NORTH CAROLINA

          Patent No.              Issue Date                              Title
          ----------              ----------                              -----
          4,258,927               03/31/81               Shaft Seal with Retractable PTFE-Lined Sealing
                                                         Lip

          4,274,641               06/23/81               Shaft Seal and Method

          4,289,318               09/15/81               Hydraulic Motor Balancing Ring Seal

          4,289,321               09/15/81               Pressure Shaft Seal and Method

          4,308,938               01/05/82               Disc Brake Assembly and Method

          4,311,316               01/19/82               Shaft Seal and Method

          4,328,974               05/11/82               Stuffing Box Packing System and Method

          4,335,889               06/22/82               Shaft Seal with Liner Flange

          4,364,588               12/12/82               Band Seal Clamp

          4,406,847               09/27/83               Method for Making a Lip type Shaft Seal Having
                                                         a Resin Liner

          4,501,429               02/26/85               Mechanical Seal Flush Agitator and Wear Monitor
                                                         for Mechanical Seals

          4,504,067               03/12/85               High Pressure Shaft Seal with Low-Friction

          4,510,966               04/16/85               Plug Valve with Floating Stem Seal

          4,552,367               11/12/85               Hub Seal and Axle Assembly and Method for Its
                                                         Making

          4,817,966               04/04/89               Rotary Shaft Bearing Isolator Seal

          4,852,890               08/01/8                Rotary Shaft Bearing Isolator Seal

          4,859,526               08/22/89               High Temperature Compressed Asbestos Sheet

                                                                         Annex H
                                                                         Page 2


          Re.33,192               04/03/90               Method of Molding an Elastomeric Shaft Seal
                                                         with a Polytetrafluoroethlene Liner
                                                         Simultaneously Formed Thereon

          4,900,629               02/13/90               High Compressibility Gasket Material

          4,913,951               04/03/90               Fabrication of Reinforced PTFE Gasketing Materia

          4,961,891               10/09/90               High Compressibility Gasketing Material

          4,990,296               02/05/91               Welding of Filled Sintered PTFE

          4,994,303               02/19/91               Fiber Impregnation Process

          5,004,248               04/02/91               Unitized Seal with Unitizing Joint Remote from
                                                         Seal Lip

          5,024,451               06/18/91               Multi-Position Labyrinth Seal Ring

          5,480,161               01/2//96               Shaft Seal With Controlled Porosity Elements

          5,484,173               01/16/96               Flowing Arch Expansion Joint Using FEP Liner
                                                         Bonded to Fiberglass Fabric Layer and
                                                         Reinforced With a Plurality of Fabric Plies
                                                         Covered with Elastomeric Outer Layer

          5,533,737               7/9/96                 Seals With Particle Exclusion Means

          5,511,797               4/30/96                Tandem Seal

          5,603,513               2/18/97                Compressed Non-Asbestos Gasketing for Steam

                                                                         Annex H
                                                                         Page 3


         Pending Applications:

           Serial No.                  Filing Date                               Description
           ----------                  -----------                               -----------
          08/877,002                  June 16, 1997                 Gasket With Wedge-Shaped Grooves for Facing
                                                                    Materials

          08/620,406                  March 22, 1996                Compact Five Ring Stuffing Box

          08/783,094                 January 14, 1997               Anti-Buckling Spiral Wound Gasket

          08/844,445                  April 18, 1997                Floating Wiper Seal Assembly

          08/869,692                   June 5, 1997                 Labyrinth Seal Device And Method
                                                                    of Assembly

                                                                         Annex H
                                                                         Page 4


                              UNITED STATES PATENTS
                     OWNED BY COLTEC INDUSTRIAL PRODUCTS INC


         Patent No.               Issue Date                           Title
         ----------               ----------                           -----
         5,501,827               March 26, 1996         Laser Markable PTFE Resin Material and Method
                                                        of Making
         5,697,390              December 16, 1997       Process for Producing Filled PTFE Resin
                                                        Composite Materials
         5,722,667                March 3, 1998         Seal for Use Between Planar Surfaces

                                                                         Annex H
                                                                         Page 5


                  UNITED STATES PATENTS AND PATENT APPLICATIONS
                               OWNED BY JAMCO LLC

                  Patent No.                   Issue Date                             Description
                  ----------                   ----------                             -----------
                  5,421,594                   June 6, 1995                               Gasket

         Pending Applications:

                  Serial No.                   Filing Date                            Description
                  ----------                   -----------                            -----------
                  08/647,435                 April 30, 1996                          Hybrid Gasket

                                                                         Annex H
                                                                         Page 6


                  UNITED STATES PATENTS AND PATENT APPLICATIONS
         UTILIZED BY STEMCO INC AND OWNED BY COLTEC NORTH CAROLINA INC


                  Patent No.                   Issue Date           Description
                  ----------                   ----------           -----------
                  4,989,222                     01/29/91            Electronic Hubodometer

                  4,939,481                     02/05/91            Axle Ring Removal Tool

                  5,328,275                      7/12/94            Unitized Wheel Hub and Bearing Assembly

                  5,478,642                     12/26/95            Resin-Based Friction Material Comprising
                                                                    Aramid, Acrylic and Carbon Fibers In a Phenolic
                                                                    Resin Binder

            Pending Applications:

                  Serial No.             Filing Date          Description
                  ----------             -----------          -----------
                  08/381,699          January 31, 1995        Vented Hubcap

                  08/501,494            July 12, 1995         Resin-Based Friction Material

                  08/572,921          December 15, 1995       Vent Valve Concept

                  08/916,978           August 14, 1997        Unitized Wheel Hub and Bearing Assembly With

                                                              Lubricant Distributing Vanes

                  08/891,477            July 11, 1997         Contaminent Excluding Hubcap Vent Plug

                  08/957,807          October 24, 1997        Hub Seal With Machinable Thrust Ring

                                                                         Annex H
                                                                         Page 7


                     UNITED STATES PATENTS AND APPLICATIONS
UTILIZED BY WALBAR INC AND OWNED BY COLTEC NORTH CAROLINA INC

                  Patent No.                   Issue Date                        Title
                  ----------                   ----------                        -----
                  4,293,338                     10/06/81            Diffusion Coating Composition of Improved
                                                                    Flowability

                  5,482,578                      1/09/96            Diffusion Coating Process

                  5,492,726                      2/20/96            Platinum Group Silicide Modified Aluminide
                                                                    Coating Process and Products

                  5,668,607                     11/18/97            Platinum Group Silicide Modified Aluminide
                                                                    Coating Process and Products

            Pending Applications:

                  Serial No.                   Filing Date                            Description
                  ----------                   -----------                            -----------
                  08/520,282                 August 28, 1995        Improved Diffusion Coating Process

                                                                         Annex H
                                                                         Page 8


                     UNITED STATES PATENTS AND APPLICATIONS
                              OWNED BY DELAVAN INC.

                  Patent No.                   Issue Date                     Title
                  ----------                   ----------                     -----
                  4,186,877                     02/05/80            Bypass Nozzle

                  4,360,156                     11/23/92            Fluid Metering and Spraying

                  4,570,858                     02/18/86            Coating Spray Nozzle Tips

                  4,623,277                     11/18/86            Self-Tightening Shaft Coupler

                  5,058,809                     10/22/91            Foam Generating Aspirating Nozzle

                  5,115,634                      5/26/92            Simplex Airblast Fuel Injection Method

                  5,152,463                      10/6/92            Aspirating Simplex Spray Nozzle

                  5,224,333                      7/6/93             Simplex Airblast Fuel Injection

                  5,472,145                      12/5/95            Straight Stream Nozzle

                  5,491,972                      2/20/96            Combination Ignitor and Fuel Atomizer Nozzle
                                                                    Assembly for a Gas Turbine

                  5,701,732                     12/30/97            Method and Appartus for Purging of Gas Turbine
                                                                    Injectors

                  5,732,730                     12/31/98            Combined Check Valve and Metering Valve Assembly


            Pending Applications:

                  Serial No.                   Filing Date          Description
                  ----------                   -----------          -----------
                  08/866,467                  May 30, 1997          Purging of Fluid Spray Apparatus

                                                                         Annex H
                                                                         Page 9


                              UNITED STATES PATENTS
                          OWNED BY AMI INDUSTRIES INC.

                  Patent No.                   Issue Date                         Title
                  ----------                   ----------                         -----
                  5,643,128                     07/01/97            Harmonic Drive Using Guided, Floating Cam
                                                                    Driven Cylinders As Power Transmitting Elements

                                     Annex I
                                       to
                         SUBSIDIARIES SECURITY AGREEMENT



                      UNITED STATES COPYRIGHT REGISTRATIONS
                              OWNED BY GARLOCK INC

               Registration No.             Registration Date             Description
               ----------------             -----------------             -----------
                  VA 455,795                 March 11, 1991               Slide Chart